                                                                   EXHIBIT 10.12

                        HALL, KINION & ASSOCIATES, INC.
                             STOCK OPTION AGREEMENT
                             ----------------------

          THIS AGREEMENT is entered into as of October 18, 1996, by and between PAUL BARTLETT (the "Optionee") and HALL, KINION & ASSOCIATES, INC., a California corporation (the "Corporation").

          WHEREAS Optionee and the Corporation have entered into an Employment Agreement as of October 18, 1996, which provides that the Corporation shall grant Optionee a Non-Statutory Option covering 974,000 shares of Common Stock.

          NOW, THEREFORE, it is hereby agreed as follows:

          1.   GRANT OF OPTION.  The Corporation hereby grants to Optionee, as
               ---------------
of the Grant Date, an option to purchase up to 974,000 Option Shares. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price of $4.00 per share. This option is not intended to qualify as an Incentive Option.

          2.   OPTION TERM.  This option shall have a term of ten (10) years
               -----------
measured from the Grant Date and shall accordingly expire at the close of business on October 17, 2006, unless sooner terminated in accordance with Paragraph 5 or 6.

          3.   LIMITED TRANSFERABILITY.  This option shall be neither
               -----------------------
transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, this option may be assigned in whole or in part during Optionee's lifetime in accordance with the terms of a Qualified Domestic Relations Order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate.

          4.   DATES OF EXERCISE.  All or part of this option may be exercised
               -----------------
at any time before the Expiration Date (or the earlier termination of the option term under Paragraph 5 or 6).

          5.   DEATH AND OTHER CESSATION OF SERVICE.  Should Optionee die while
               ------------------------------------
this option is outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date and the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (i) the expiration of the twelve (12)-month
                        -------
period measured from the date of Optionee's death or (ii) the Expiration Date. During the limited period of post-death exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee's death. To the extent Optionee is not vested in the Option Shares at the time of Optionee's death, this option shall immediately terminate and cease to be outstanding with respect to those shares. Should Optionee cease to remain in Service for any reason other than death while this option is outstanding, then Optionee shall have the entire period prior to the Expiration Date during which to exercise this option.

          6.   SPECIAL TERMINATION OF OPTION.
               -----------------------------

              (a) In the event of a Corporate Transaction, the unexercised portion of this option shall either (i) be assumed by the successor corporation or parent thereof or (ii) terminate and cease to be outstanding in consideration of a cash payment to Optionee in an amount equal to (A) the Fair Market Value of the Option Shares subject to the unexercised portion of this option, determined as of the effective time of such Corporate Transaction, minus (B) the aggregate Exercise Price of such Option Shares.

              (b) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.
       --------

              (c) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          7.  ADJUSTMENT IN OPTION SHARES.  Should any change be made to the
              ---------------------------
Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

          8.  STOCKHOLDER RIGHTS.  The holder of this option shall not have any
              ------------------
stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

          9.  MANNER OF EXERCISING OPTION.
              ---------------------------

              (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                  (i) Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

                  (ii) Pay the aggregate Exercise Price for the purchased shares in cash or with a check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

              (A) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

              (B) to the extent the option is exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

                  (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                  (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                  (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

              (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

              (c) In no event may this option be exercised for any fractional shares.

          10. REPURCHASE RIGHTS.  ALL OPTION SHARES ACQUIRED UPON THE EXERCISE
              -----------------
OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE

SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

          11. COMPLIANCE WITH LAWS AND REGULATIONS.
              ------------------------------------

              (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or The Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

              (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

          12. SUCCESSORS AND ASSIGNS.  Except to the extent otherwise provided
              ----------------------
in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

          13. NOTICES.  Any notice required to be given or delivered to the
              -------
Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          14. CONSTRUCTION.  All decisions of the Administrator with respect to
              ------------
any question or issue arising under this Agreement shall be conclusive and binding on all persons having an interest in this option.

          15. GOVERNING LAW.  The interpretation, performance and enforcement
              -------------
of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first indicated above.


                                          HALL, KINION & ASSOCIATES, INC.


                                          By:____________________________


                                          Title:_________________________



                                          _______________________________
                                          OPTIONEE

                                          Address:_______________________

                                          _______________________________

                                    APPENDIX
                                    --------

          The following definitions shall be in effect under the Agreement:

          A.   ADMINISTRATOR shall mean either the Board or a committee of Board
               -------------
members.

          B.   AGREEMENT shall mean this Stock Option Agreement.
               ---------

          C.   BOARD shall mean the Corporation's Board of Directors.
               -----

          D.   CODE shall mean the Internal Revenue Code of 1986, as amended.
               ----

          E.   COMMON STOCK shall mean the Corporation's common stock.
               ------------

          F.   CORPORATE TRANSACTION shall mean:
               ---------------------

               (i) the consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Corporation immediately prior to such merger, consolidation or other reorganization, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets.

A transaction shall not constitute a Corporate Transaction if its sole purpose is to change the state of the Corporation's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation's securities immediately before such transaction.

          G.   CORPORATION shall mean Hall, Kinion & Associates, Inc., a
               -----------
California corporation.

          H.   DISABILITY shall mean the inability of Optionee to engage in any
               ----------
substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

          I.   DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order
               ------------------------
(including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

          J.   EMPLOYEE shall mean an individual who is in the employ of the
               --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          K.   EXERCISE DATE shall mean the date on which the option shall have
               -------------
been exercised in accordance with Paragraph 9 of the Agreement.

          L.   EXERCISE PRICE shall mean the exercise price per share as
               --------------
specified in Paragraph 1.

          M.   EXPIRATION DATE shall mean the date on which the option expires
               ---------------
as specified in Paragraph 2.

          N.   FAIR MARKET VALUE per share of Common Stock on any relevant date
               -----------------
shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on The Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on The Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on The Nasdaq National Market, then the Fair Market Value shall be determined by the Administrator after taking into account such factors as the Administrator shall deem appropriate.

          O.   GRANT DATE shall mean the date of grant of this option and the
               ----------
date as of which this Agreement is entered into.

          P.   GRANT NOTICE shall mean the Notice of Grant of Stock Option
               ------------
accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

          Q.   INCENTIVE OPTION shall mean an option which satisfies the
               ----------------
requirements of Code Section 422.

          R.   1934 ACT shall mean the Securities Exchange Act of 1934, as
               --------
amended.

          S.   NON-STATUTORY OPTION shall mean an option not intended to satisfy
               --------------------
the requirements of Code Section 422.

          T.   OPTION SHARES shall mean the number of shares of Common Stock
               -------------
subject to this option.

          U.   PARENT shall mean any corporation (other than the Corporation) in
               ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          V.   PURCHASE AGREEMENT shall mean the stock purchase agreement in
               ------------------
substantially the form of Exhibit A to this Agreement.

          W.   QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic
               ----------------------------------
Relations Order which substantially complies with the requirements of Code
Section 414(p). The Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

          X.   SERVICE shall mean the Optionee's performance of services for the
               -------
Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

          Y.   STOCK EXCHANGE shall mean the American Stock Exchange or the New
               --------------
York Stock Exchange.

          Z.   SUBSIDIARY shall mean any corporation (other than the
               ----------
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                                                       EXHIBIT A
                        HALL, KINION & ASSOCIATES, INC.
                           STOCK PURCHASE AGREEMENT
                           ------------------------

          AGREEMENT made as of this _______ day of _____________, _____, by and among HALL, KINION & ASSOCIATES, INC., a California corporation, PAUL BARTLETT, Optionee under the Option Agreement, and ________________________________, Optionee's spouse.

          All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

     A.   EXERCISE OF OPTION
          ------------------

          1.   EXERCISE.  Optionee hereby purchases _____________ shares of
               --------
Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on October 18, 1996 (the "Grant Date"), to purchase up to 974,000 shares of Common Stock at the exercise price of $4.00 per share (the "Exercise Price").

          2.   PAYMENT.  Concurrently with the delivery of this Agreement to the
               -------
Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

          3.   DELIVERY OF CERTIFICATES.  The certificates representing any
               ------------------------
Purchased Shares which are subject to the Repurchase Right shall be held in escrow in accordance with the provisions of this Agreement.

          4.   STOCKHOLDER RIGHTS.  Until such time as the Corporation exercises
               ------------------
the Repurchase Right, the First Refusal Right or the Special Purchase Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow hereunder, subject, however, to the transfer restrictions of Articles B and C.

     B.   SECURITIES LAW COMPLIANCE
          -------------------------

          1.   RESTRICTED SECURITIES.  The Purchased Shares have not been
               ---------------------
registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by Section 4(2) of the 1933 Act. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly,

Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act, which exempts certain resales of unrestricted securities, is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

          2.   RESTRICTIONS ON DISPOSITION OF PURCHASED SHARES.  Optionee shall
               -----------------------------------------------
make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

               (i) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

               (ii) Unless SEC Rule 144 issued under the 1933 Act is available, Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (other than Rule 144) has been taken.

          The Corporation shall not be required (i) to transfer on its books any
                                ---
Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased
                             --
Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

          3.   RESTRICTIVE LEGENDS.  The stock certificates for the Purchased
               -------------------
Shares shall be endorsed with one or more of the following restrictive legends:

               (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

               (ii) "It is unlawful to consummate a sale or transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Commissioner of Corporations of the State of California, except as permitted in the Commissioner's Rules."

               (iii) "The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ____________ ___, ____, between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

     C.   TRANSFER RESTRICTIONS
          ---------------------

          1.   RESTRICTION ON TRANSFER.  Except for any Permitted Transfer,
               -----------------------
Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Refusal Right, the Market Stand-Off or the Special Purchase Right.

          2.   TRANSFEREE OBLIGATIONS.  Each person (other than the Corporation)
               ----------------------
to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right, (ii) the First Refusal Right and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

          3.   MARKET STAND-OFF.
               ----------------

               (a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days. Owner's obligations with respect to the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

               (b) Owner shall be subject to the Market Stand-Off provided and
                                                                  ------------
only if the officers and directors of the Corporation are also subject to
-------
similar restrictions.

               (c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

               (d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

     D.   REPURCHASE RIGHT
          ----------------

          1.   GRANT.  The Corporation is hereby granted the right (the
               -----
"Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Exercise Price all or (at the discretion of the Corporation and with the consent of Optionee) any portion of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule (such shares to be hereinafter referred to as the "Unvested Shares").

          2.   VESTING SCHEDULE.  Optionee shall acquire a vested interest in,
               ----------------
and the Repurchase Right shall accordingly lapse with respect to, the Option Shares as follows:

               (a) Unless Subparagraph (b), (c), (d) or (e) below applies, the Option Shares shall become vested in twenty-four (24) equal monthly installments over the two (2)-year period commencing on January 1, 1998.

               (b) If there is a closing of the acquisition contemplated by the Asset Purchase Agreement by and among the Corporation, TeamAlliance Technology Partners, L.P., TeamAlliance Technology Partners, Inc., Team Visions, Inc., certain related entities and certain individuals, then fifty percent (50%) of the original number of Option Shares shall become vested on the date of such closing. After the date of such closing, the remaining fifty percent (50%) of the original number of Option Shares shall become vested in equal monthly installments over the two (2)-year period commencing on January 1, 1998.

               (c) All of the Option Shares shall become vested in the event of a Corporate Transaction.

               (d) All of the Option Shares shall become vested in the event that the Employee is subject to a "constructive discharge," as such term is defined in the Employment Agreement entered into by the Corporation and Optionee as of October 18, 1996.

               (e) Not less than fifty percent (50%) of the Option Shares shall be vested in the event that the Corporation terminates Optionee's Service without his consent for any reason other than "cause" or "disability," as such terms are defined in the Employment Agreement entered into by the Corporation and Optionee as of October 18, 1996.

          3.   EXERCISE OF THE REPURCHASE RIGHT.  The Repurchase Right shall be
               --------------------------------
exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.

          4.   TERMINATION OF THE REPURCHASE RIGHT.  The Repurchase Right shall
               -----------------------------------
terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.3. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule. All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to (i) the First Refusal Right, (ii) the Market Stand-Off and (iii) the Special Purchase Right.

          5.   AGGREGATE VESTING LIMITATION.  If the Option is exercised in more
               ----------------------------
than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

          6.   RECAPITALIZATION.  Any new, substituted or additional securities
               ----------------
or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the
           --------
same.

     E.   RIGHT OF FIRST REFUSAL
          ----------------------

          1.   GRANT.  The Corporation is hereby granted the right of first
               -----
refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the Vesting Schedule. For purposes of this Article E, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

          2.   NOTICE OF INTENDED DISPOSITION.  In the event any Owner of
               ------------------------------
Purchased Shares in which Optionee has vested desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

          3.   EXERCISE OF THE FIRST REFUSAL RIGHT.  The Corporation shall, for
               -----------------------------------
a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the

Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

          Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash or cash equivalents equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be paid by the Corporation. The closing shall then be held on the later of (i) the fifth (5th) business day
                                  -----
following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

          4.   NON-EXERCISE OF THE FIRST REFUSAL RIGHT.  In the event the
               ---------------------------------------
Exercise Notice is not given to Owner prior to the expiration of the twenty-five
(25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or
                                     --------
disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares free and clear of the Repurchase Right and the First Refusal Right, but the acquired shares shall remain subject to the provisions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

          5.   PARTIAL EXERCISE OF THE FIRST REFUSAL RIGHT.  In the event the
               -------------------------------------------
Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

               (i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph E.4, as if the Corporation did not exercise the First Refusal Right; or

               (ii) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph E.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

                    Failure of Owner to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

          6.   RECAPITALIZATION/REORGANIZATION.
               -------------------------------

               (a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

               (b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are covered by the First Refusal Right at the time of the Reorganization.

          7.   LAPSE.  The First Refusal Right shall lapse upon the earliest to
               -----                                                --------
occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm-commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

     F.   MARITAL DISSOLUTION OR LEGAL SEPARATION
          ---------------------------------------

          1.   GRANT.  In connection with the dissolution of Optionee's marriage
               -----
or the legal separation of Optionee and Optionee's spouse, the Corporation shall have the right (the "Special Purchase Right") to purchase from Optionee's spouse, in accordance with the provisions of Paragraph F.3, all or any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

          2.   NOTICE OF DECREE OR AGREEMENT.  Optionee shall promptly provide
               -----------------------------
the Corporation with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of Optionee and Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree or order of dissolution or contract or agreement between Optionee and Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

          3.   EXERCISE OF THE SPECIAL PURCHASE RIGHT.  The Special Purchase
               --------------------------------------
Right shall be exercisable by delivery of written notice (the "Purchase
Notice") to Optionee and Optionee's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice) and the Fair Market Value to be paid for such Purchased Shares. Optionee (or Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporation the certificates representing the shares to be purchased. The Corporation shall, concurrently with the receipt of the stock certificates, pay to Optionee's spouse (in cash or cash equivalents) an amount equal to the Fair Market Value specified for such shares in the Purchase Notice.

          If Optionee's spouse does not agree with the Fair Market Value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two (2) appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and Optionee's spouse. The closing shall then be held on the fifth (5th) business day following the completion of such appraisal; provided, however, that if the appraised value is more than twenty-five percent
--------
(25%) greater than the Fair Market Value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5) business day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse. In the event the Corporation so revokes its election, the Corporation shall bear the entire cost of the appraisal.

          4.   LAPSE.  The Special Purchase Right shall lapse upon the earlier
               -----                                                   -------
to occur of (i) the lapse of the First Refusal Right or (ii) the expiration of the exercise period specified in Paragraph F.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

     G.   ESCROW
          ------

          1.   DEPOSIT.  Upon issuance, the certificates for the Purchased
               -------
Shares which are subject to the Repurchase Right shall be deposited in escrow with the Corporation to be held in accordance with the provisions of this Article G. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Paragraph G.3. Upon delivery of the certificates (or other assets and securities) to the Corporation, Owner shall be issued a receipt acknowledging the number of Purchased Shares (or other assets and securities) delivered in escrow.

          2.   RECAPITALIZATION/REORGANIZATION.   Any new, substituted or
               -------------------------------
additional securities or other property which is by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately delivered to the Corporation to be held in escrow under this Article G, but only to the extent the Purchased Shares are at the time subject to the escrow requirements hereunder. However, all regular cash dividends on the Purchased Shares (or other securities at the time held in escrow) shall be paid directly to Owner and shall not be held in escrow.

          3.   RELEASE/SURRENDER.  The Purchased Shares, together with any other
               -----------------
assets or securities held in escrow hereunder, shall be subject to the following terms relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

               (i) Should the Corporation elect to exercise the Repurchase Right with respect to any Unvested Shares, then the escrowed certificates for those Unvested Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Corporation concurrently with the payment to Owner of an amount equal to the aggregate Exercise Price for such Unvested Shares, and Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable thereto).

               (ii) Should the Corporation elect to exercise the First Refusal Right with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for those Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Corporation concurrently with the payment of the Paragraph E.3 purchase price for such Target Shares to Owner, and Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities attributable thereto).

               (iii) Should the Corporation elect not to exercise the Repurchase
                                                  ---
Right with respect to any Unvested Shares or the First Refusal Right with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for those shares (together with any other assets or securities attributable thereto) shall be immediately released to Owner.

               (iv) As the Purchased Shares (or any other assets or securities attributable thereto) vest in accordance with the Vesting Schedule, the certificates for those vested shares (as well as all other vested assets and securities) shall be released from escrow upon Owner's request, but not more frequently than once every six (6) months.

               (v) All Purchased Shares which vest (and any other vested assets and securities attributable thereto) shall be released within thirty (30) days after the earlier to occur of (a) Optionee's cessation of Service or (b) the
          -------
lapse of the First Refusal Right.

               (vi) All Purchased Shares (or other assets or securities) released from escrow shall nevertheless remain subject to (a) the First Refusal Right, to the extent such right has not otherwise lapsed, (b) the Market Stand-Off, until such restriction terminates, and (c) the Special Purchase Right, to the extent such right has not otherwise lapsed.

     H.   SPECIAL TAX ELECTION
          --------------------

          The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code
Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(B) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

     I.   GENERAL PROVISIONS
          ------------------

          1.   ASSIGNMENT.  The Corporation may assign the Repurchase Right, the
               ----------
First Refusal Right and/or the Special Purchase Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

          If the assignee of the Repurchase Right is other than (i) a wholly owned subsidiary of the Corporation or (ii) the parent corporation owning one hundred percent (100%) of the Corporation's outstanding capital stock, then such assignee must make a cash payment to the Corporation, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the Fair Market Value of the Purchased Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Purchased Shares.

          2.   NO EMPLOYMENT OR SERVICE CONTRACT.  Nothing in this Agreement
               ---------------------------------
shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          3.   NOTICES.  Any notice required to be given under this Agreement
               -------
shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

          4.   NO WAIVER.  The failure of the Corporation in any instance to
               ---------
exercise the Repurchase Right, the First Refusal Right or the Special Purchase Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee or Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          5.   CANCELLATION OF SHARES.  If the Corporation shall make available,
               ----------------------
at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

     J.   MISCELLANEOUS PROVISIONS
          ------------------------

          1.   OPTIONEE UNDERTAKING.  Optionee hereby agrees to take whatever
               --------------------
additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

          2.   AGREEMENT IS ENTIRE CONTRACT.  This Agreement constitutes the
               ----------------------------
entire contract between the parties hereto with regard to the subject matter hereof.

          3.   GOVERNING LAW.  This Agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

          4.   COUNTERPARTS.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          5.   SUCCESSORS AND ASSIGNS.  The provisions of this Agreement shall
               ----------------------
inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon

Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

          6.   POWER OF ATTORNEY.  Optionee's spouse hereby appoints Optionee
               -----------------
her true and lawful attorney in fact, for her and in her name, place and stead, and for her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                       HALL, KINION & ASSOCIATES, INC.

                                       By:______________________________

                                       Title:___________________________

                                       Address:_________________________

                                       _________________________________


                                       _________________________________
                                       OPTIONEE

                                       Address:_________________________

                                       _________________________________

                            SPOUSAL ACKNOWLEDGMENT

          The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Optionee is not vested and the right of the Corporation (or its assigns) to purchase any and all interest or right the undersigned may otherwise have in the Purchased Shares pursuant to community property laws or other marital property rights.


                                       _________________________________
                                       OPTIONEE'S SPOUSE

                                       Address:_________________________

                                       _________________________________

                                   APPENDIX
                                   --------

     The following definitions shall be in effect under the Agreement:

     A.   AGREEMENT shall mean this Stock Purchase Agreement.
          ---------

     B.   BOARD shall mean the Corporation's Board of Directors.
          -----

     C.   CODE shall mean the Internal Revenue Code of 1986, as amended.
          ----

     D.   COMMON STOCK shall mean the Corporation's common stock.
          ------------

     E.   CORPORATE TRANSACTION shall mean:
          ---------------------

          (i) the consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Corporation immediately prior to such merger, consolidation or other reorganization, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets.

A transaction shall not constitute a Corporate Transaction if its sole purpose is to change the state of the Corporation's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation's securities immediately before such transaction.

     F.   CORPORATION shall mean Hall, Kinion & Associates, Inc., a California
          -----------
corporation.

     G.   DISPOSITION NOTICE shall have the meaning assigned to such term in
          ------------------
Paragraph E.2.

     H.   DISSOLUTION NOTICE shall have the meaning assigned to such term in
          ------------------
Paragraph F.2.

     I.   EXERCISE NOTICE shall have the meaning assigned to such term in
          ---------------
Paragraph E.3.

     J.   EXERCISE PRICE shall have the meaning assigned to such term in
          --------------
Paragraph A.1.

     K.   FAIR MARKET VALUE of a share of Common Stock on any relevant date,
          -----------------
prior to the initial public offering of the Common Stock, shall be determined either by the Board or by a committee of Board members after taking into account such factors as it shall deem appropriate.

     L.   FIRST REFUSAL RIGHT shall mean the right granted to the Corporation in
          -------------------
accordance with Article E.

     M.   GRANT DATE shall have the meaning assigned to such term in Paragraph
          ----------
A.1.

     N.   MARKET STAND-OFF shall mean the market stand-off restriction specified
          ----------------
in Paragraph C.3.

     O.   1933 ACT shall mean the Securities Act of 1933, as amended.
          --------

     P.   OPTION shall have the meaning assigned to such term in Paragraph A.1.
          ------

     Q.   OPTION AGREEMENT shall mean all agreements and other documents
          ----------------
evidencing the Option.

     R.   OPTIONEE shall mean the person to whom the Option is granted.
          --------

     S.   OPTION SHARES shall mean the number of shares of Common Stock subject
          -------------
to the Option on the Grant Date.

     T.   OWNER shall mean Optionee and all subsequent holders of the Purchased
          -----
Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

     U.   PARENT shall mean any corporation (other than the Corporation) in
          ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     V.   PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the
          ------------------
Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

     W.   PRIOR PURCHASE AGREEMENT shall have the meaning assigned to such term
          ------------------------
in Paragraph D.5.

     X.   PURCHASE NOTICE shall have the meaning assigned to such term in
          ---------------
Paragraph F.3.

     Y.   PURCHASED SHARES shall have the meaning assigned to such term in
          ----------------
Paragraph A.1.

     Z.   RECAPITALIZATION shall mean any stock split, stock dividend,
          ----------------
recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

     AA.  REORGANIZATION shall mean any of the following transactions:
          --------------

          (i) a merger or consolidation in which the Corporation is not the surviving entity,

          (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

          (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

          (iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

     BB.  REPURCHASE RIGHT shall mean the right granted to the Corporation in
          ----------------
accordance with Article D.

     CC.  SEC shall mean the Securities and Exchange Commission.
          ---

     DD.  SERVICE shall mean the provision of services to the Corporation (or
          -------
any Parent or Subsidiary) by a person in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant.

     EE.  SPECIAL PURCHASE RIGHT shall mean the right granted to the Corporation
          ----------------------
in accordance with Article F.

     FF.  SUBSIDIARY shall mean any corporation (other than the Corporation)
          ----------
in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     GG.  TARGET SHARES shall have the meaning assigned to such term in
          -------------
Paragraph E.2.

     HH.  VESTING SCHEDULE shall mean the vesting schedule specified in
          ----------------
Paragraph D.2.

     II.  UNVESTED SHARES shall have the meaning assigned to such term in
          ---------------
Paragraph D.1.

                                                                       EXHIBIT I

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED Paul Bartlett hereby sells, assigns and transfers unto Hall, Kinion & Associates, Inc. (the "Corporation") _______________________ (________) shares of the Common Stock of the Corporation standing in his name on the books of the Corporation represented by Certificate No._____________________ herewith and does hereby irrevocably constitute an appoint ______________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:  _____________ _____, ________



                                       Signature ______________________________






INSTRUCTION: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

                                                                      EXHIBIT II

                             SECTION 83(b) ELECTION

          This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)    The taxpayer who performed the services is:

       Name:          Paul Bartlett

       Address:
       Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is ____________ shares of the common stock of Hall, Kinion & Associates, Inc.

(3)    The property was issued on _____________ _____, ________.

(4)    The taxable year in which the election is being made is the calendar year
       _________.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of installments pursuant to a stock purchase agreement between the issuer and taxpayer.

(6) The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $___________ per share.

(7)    The amount paid for such property is $4.00 per share.

(8) A copy of this statement was furnished to Hall, Kinion & Associates, Inc., for whom taxpayer rendered the services underlying the transfer of property.

(9)    This statement is executed on _________________ ______, __________.



_____________________________    _______________________________________
Spouse (if any)                  Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his Federal income tax returns and must be made not later than thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his Federal and state tax returns for the current tax year and an additional copy for his records.